                                                                  EXHIBIT 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made effective as of the 9th day of September, 2002, by and among BELDEN INC., a Delaware corporation (the "Borrower"), the LENDERS listed on the signature pages hereof, SUNTRUST BANK, as Syndication Agent (the "Syndication Agent"), U.S. BANK, N.A., as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent").

                                R E C I T A L S:
                                ---------------

                  The Borrower, the Syndication Agent, the Documentation Agent, the Agent and the Lenders have entered into a certain Credit Agreement dated as of June 21, 2001, as amended (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

                  The Borrower has requested the Agent and the Lenders to amend the Credit Agreement as more fully set forth herein. The Lenders, the Agent and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders, intending to be legally bound hereby, agree as follows:

                  SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

                  SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

                  SECTION 2.1. Section 4.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           SECTION 4.18 INSURANCE. The Borrower and each of its
                  Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business, including insurance provided by an adequately capitalized company owned or under the control of Borrower or any Affiliate of Borrower.


                  SECTION 2.2 Section 5.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 5.05 INSURANCE. The Borrower will maintain,
                  and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business; provided that the Borrower or any Subsidiary may satisfy the requirements of this Section through adequate self-insurance programs, including insurance provided by an adequately capitalized company owned or under the control of Borrower or any Affiliate of Borrower.

                  SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

                           (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

                           (b) the fact that the representations and warranties of the Borrower contained in Section 5 of this Amendment and Article IV of the Credit Agreement shall be true on and as of the date hereof.

                  SECTION 4. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, the Credit Agreement, as hereby amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as hereby amended, is in full force and effect.

                  SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

                  (a) No Default has occurred and is continuing unwaived by the Lenders on the date hereof.

                  (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitutes legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  (d) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or (unless any such contravention or conflict would not reasonably be expected to have a Material Adverse Effect) any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

                  SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.


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                  IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                   BORROWER:

                                   BELDEN INC.


                                   By:                                  (SEAL)
                                      ----------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as Administrative Agent
                                   and as a Lender

                                   By:                                  (SEAL)
                                      ----------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   SUNTRUST BANK, as Syndication Agent and as a Lender


                                   By:                                  (SEAL)
                                      ----------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                U.S. BANK, N.A., as Documentation Agent and as a Lender


                                By:                                  (SEAL)
                                   ----------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------

                                    ING BARINGS



                                    By:                                  (SEAL)
                                       ----------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    COMERICA BANK, as a Lender



                                    By:                                  (SEAL)
                                       ----------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   THE NORTHERN TRUST COMPANY, as a Lender



                                   By:                                  (SEAL)
                                      ----------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                     MIZUHO CORPORATE BANK, as a Lender



                                     By:                                  (SEAL)
                                        ----------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

Consented and agreed to by:


BELDEN COMMUNICATIONS COMPANY


By:                                  (SEAL)
   ----------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



BELDEN WIRE & CABLE COMPANY


By:                                  (SEAL)
   ----------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------